                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported) April 1, 1997
                                                 -------------

                               D.R. HORTON, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


DELAWARE                           1-14112                            75-2386963
--------------------------------------------------------------------------------
(State or other                   (Commission                   (I.R.S. Employer
jurisdiction                      File Number)              Identification No.)
of incorporation)


         1901 Ascension Boulevard, Suite 100, Arlington, Texas  76006
--------------------------------------------------------------------------------
              (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code  (817) 856-8200
                                                  ------------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS
-------  ------------

     Exhibit 1.1 hereto is the Underwriting Agreement, dated June 4, 1997, among D.R. Horton, Inc., the Guarantors named therein and Donaldson, Lufkin & Jenrette Securities Corporation.

     Exhibit 4.1 hereto is the form of First Supplemental Indenture, dated June 9, 1997, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2004 of D.R. Horton, Inc.

     Exhibit 10.1 hereto is the Amended and Restated Master Loan and Inter-Creditor Agreement dated as of April 1, 1997, among D.R. Horton, Inc., as Borrower, NationsBank, N.A. (South), Bank of America National Trust and Savings Association, First American Bank Texas, SSB, South Trust Bank of Alabama, National Association, Comerica Bank, The First National Bank of Chicago, Bank One, Arizona, NA, Sanwa Bank California, Amsouth Bank of Alabama, Fleet National Bank, PNC Bank National Association, Societe Generale, Southwest Agency as Banks, Bank of America National Trust and Savings Association, as Documentation Agent, and NationsBank, N.A. (South), as Administrative Agent.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  EXHIBITS

  1.1 Underwriting Agreement, dated June 4, 1997, among D.R. Horton, Inc., the Guarantors named therein and Donaldson, Lufkin & Jenrette Securities Corporation.

  4.1 Form of First Supplemental Indenture, dated June 9, 1997, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2004 of D.R. Horton, Inc.

 10.1 Amended and Restated Master Loan and Inter-Creditor Agreement dated as of April 1, 1997, among D.R. Horton, Inc., as Borrower, NationsBank, N.A. (South), Bank of America National Trust and Savings Association, First American Bank Texas, SSB, South Trust Bank of Alabama, National Association, Comerica Bank, The First National Bank of Chicago, Bank One, Arizona, NA, Sanwa Bank California, Amsouth Bank of Alabama, Fleet National Bank, PNC Bank National Association, Societe Generale, Southwest Agency as Banks, Bank of America National Trust and Savings Association, as Documentation Agent, and NationsBank, N.A. (South), as Administrative Agent.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           D.R. HORTON, INC.
                                       -----------------------------------------
                                       Registrant

June 6, 1997                              /s/ Charles N. Warren, General Counsel
----------------------------           -----------------------------------------
Date                                   Signature